The Education Resources Institute, Inc. and Subsidiary
Consolidated Financial Statements
June 30, 2005 and 2004

The Education Resources Institute, Inc. and Subsidiary Index June 30, 2005 and 2004

Report of Independent Auditors
Consolidated Financial Statements
Statements of Financial Position
Statements of Activities and Changes in Net Assets
Statements of Cash Flows
Notes to Financial Statements
Supplemental Consolidating Schedules
Statement of Financial Position
Statement of Activities and Changes in Net Assets

Report of Independent Auditors

To the Board of Directors of
The Education Resources Institute, Inc. and Subsidiary

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of activities and changes in net assets and cash flows present fairly, in all material respects, the financial position of The Education Resources Institute, Inc. (“TERI”) and its subsidiary at June 30, 2005 and 2004, and the changes in its net assets and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of TERI's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Our audits were conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplemental consolidating schedules are presented for the purposes of additional analysis and are not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

September 22, 2005

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Financial Position
June 30, 2005 and 2004

The accompanying notes are an integral part of these consolidated financial statements.

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Activities and Changes in Net Assets
Years Ended June 30, 2005 and 2004

The accompanying notes are an integral part of these consolidated financial statements.

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Cash Flows
Years Ended June 30, 2005 and 2004

The accompanying notes are an integral part of these consolidated financial statements.

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2005 and 2004

1.	Organization

The Education Resources Institute, Inc. ("TERI") was incorporated in June 1985 for the purposes of aiding students in attaining an education and assisting educational institutions in providing an education in an economical fashion. To achieve this purpose, TERI's principal service is to function as a guarantor of student loans disbursed by participating lending institutions.

In addition, TERI's College Access Division, including the Higher Education Information Center ("HEIC"), receives funds from federal, state and private grants, membership fees from colleges and universities and other sources. These funds are used to provide information to students and their families, predominantly low income and/or first generation college students, about opportunities and financial aid for post-high school education and career opportunities.

In 1994, TERI formed TERI Financial Services, Inc. ("TFSI") to carry out the broad educational purposes of TERI through the creation of a secondary market in student education loans, including, from time to time, purchasing and holding student loan portfolios. TFSI commenced operations in December 1996.

On June 20, 2001, TERI and First Marblehead Corporation ("FMC"), an education finance company, completed a purchase and sale agreement effective July 1, 2001 (the "Transaction") that provided for FMC to acquire certain operating assets and services of TERI and to establish a new subsidiary of FMC called First Marblehead Education Resources ("FMER"). TERI continues to be a provider of student loan guarantee services and education information and counseling services, including those services performed by HEIC. FMER provides to TERI, under a master servicing agreement, services including loan origination, customer service, default prevention, default processing, and administrative services. In October 2004, TERI and FMC renewed the Master Servicing Agreement for an additional term through 2011. For fiscal years 2005 and 2004, TERI paid $78,200,000 and $35,099,585, respectively, to FMER for services rendered under the Master Servicing Agreement (Notes 4, 5 and 13).

2.	Summary of Significant Accounting Policies

Principles of Consolidation
The consolidated financial statements include the accounts of TERI and TFSI. Intercompany balances and transactions are eliminated in consolidation.

Basis of Presentation
The accompanying financial statements have been prepared on the accrual basis of accounting and in accordance with Statement of Financial Accounting Standards ("SFAS") No. 117, Financial Statements of Not-for-Profit Organizations.

Accordingly, net assets and changes therein are classified as follows:

Unrestricted Net Assets
Net assets not subject to donor-imposed stipulations which TERI may use at its discretion.

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2005 and 2004

Board-Designated Unrestricted Net Assets
This account was established to track contributions originally received by TERI from American Student Assistance ("ASA") in connection with TERI's incorporation. The terms of the contributions provide that the principal and any income derived therefrom be used by TERI for various purposes related to the advancement of higher education, including the payment of loan defaults. The account has been designated by TERI’s Board of Directors for the payment of such defaults.

Permanently Restricted Net Assets
Net assets subject to donor-imposed stipulations which must be maintained in perpetuity by TERI. The donors of these assets permit TERI to use all or part of the related investment and appreciation earned for general or specific purposes. Permanently restricted net assets represent endowment funds for the benefit of HEIC. The income from these funds is required to be used for the purpose of disseminating higher education information within and outside the City of Boston. There were no changes in permanently restricted net assets as of June 30, 2005 and 2004.

Cash and Equivalents and Marketable Securities
TERI considers all highly liquid debt instruments purchased with a maturity at date of acquisition of 90 days or less to be cash equivalents. Cash and equivalents are carried at cost.

Marketable securities consist primarily of readily marketable debt securities with maturities of more than 90 days at the date of acquisition. The portfolio is stated at fair value, which is based upon quoted market prices from third party sources.

There are no donor-restricted endowment funds for which the fair value of the assets at June 30, 2005 or 2004 is less than the level required by donor stipulations or law. During the fiscal years 2005 and 2004, TERI's reported investment income was $7,456,744 and $2,760,418, respectively.

Restricted Cash and Equivalents and Marketable Securities Held in Designated Accounts
Pursuant to certain guarantee agreements, cash and equivalents and marketable securities are required to be deposited to various trust accounts and pledged as collateral for the payment of defaults on certain loans. Balances in these accounts revert to TERI's general accounts and are then available to meet defaults on other loans, upon satisfying certain ratios or upon payment of all defaults covered by the agreements. At June 30, 2005, $52,414,002 in restricted cash and equivalents and $171,163,843 in marketable securities were held in these accounts. At June 30, 2004, $48,016,072 in restricted cash and equivalents and $70,720,131 in marketable securities were held in these accounts.

Residual Interest in Securitized Portfolios
Under the terms of the Master Loan Guarantee Agreement (MLGA), TERI is a 25% beneficial owner of the residual value of TERI guaranteed loans held in Trusts created by FMC. In October 2004, TERI amended the MLGA to receive increased administrative fees from the Trusts created in fiscal year 2005; correspondingly TERI’s residual interest was reduced to 20% of the residual value of TERI loans in those Trusts. TERI records an asset in its consolidated statements of financial position for the estimated fair value of its residual interest in FMC securitizations. Fair value quotes are not available for residual interests, so TERI estimates fair value, based on the present value of future expected cash flows, using management's best estimates of the key assumptions such as default rates, recovery rates, prepayment rates, discount rates and expected credit losses commensurate with the risks involved (Note 4).

TERI records income for its share of the change in the fair value and any residual interest income it earns in excess of the residual interest in securitized portfolios receivable. During fiscal years 2005 and 2004, TERI recognized $34,656,923 and $21,126,180, respectively, of income from residual interests in securitized portfolios.

Student Loans
In its capacity as a guarantor, TERI is required to reimburse lenders for unpaid principal and interest on defaulted loans (Note 9). Amounts paid to lenders are charged against loan loss reserves. As a result of these transactions, TERI purchases the loans from the lender and assumes all rights of the lender, including the right to collect the loan. TERI recognizes a receivable at the time of purchase equal to the estimated fair value of the balance so acquired. Fair value is estimated based on TERI's historical recovery experience and management's best estimate of future recovery rates. These receivables are listed as receivables recoverable on claim payments on the consolidated statements of financial position. As of June 30, 2005 and 2004, receivables recoverable on claim payments equaled $42,687,459 and $32,428,609, respectively.

TERI uses a cost recovery method to account for recoveries received after payment has been remitted to the lender. Under this method, cash recoveries are first recorded as a reduction of the receivable recoverable on claim payment asset and then, to the extent the recoveries exceed the established receivable for a given default cohort year, are recorded as income.

TERI is able to "cure" some student loan defaults by collection efforts under which the student brings the loan current and establishes a history of continuous monthly payments. When a loan is cured, as defined within the guarantee agreements, it is subject to repurchase by the lender. Under the guarantee agreements, the lender is obligated to purchase the loan from TERI for the amount of principal plus accrued interest then outstanding. TERI, in return, reinstates the guarantee on the loan. In the event of a second default on a cured loan, TERI is required to repurchase the loan from the lender; however the lender has no further obligation under the agreement. When the cured loans are repurchased by lenders, the transaction is accounted for by TERI using the cost recovery method described above.

In addition, TFSI holds a student loan portfolio. These loans are included in the student loans receivable on the consolidated statements of financial position. Student loans that management has the intent and ability to hold for the foreseeable future or until maturity are reported at their outstanding unpaid principal balances. At June 30, 2005 and 2004, student loans receivable held by TFSI equaled $10,313,378 and $14,690,095, respectively. These loans are guaranteed by TERI and default claims are charged against TERI's loan loss reserve.

TERI is licensed by the Massachusetts Division of Banks under the Small Loan Licensing Act. This act governs loans with an original principal balance of $6,000 or less and establishes certain minimum capital requirements and administrative requirements with respect to such loans. TERI is subject to annual review in connection with the renewal of its license. TERI was in compliance with these requirements as of June 30, 2005 and 2004.

Property and Equipment
Property and equipment are recorded at cost less accumulated depreciation and are included in other assets, net in the consolidated statements of financial position. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. The useful life for property and equipment is three to five years. Ordinary repairs and maintenance are charged to expense, whereas major improvements are capitalized.

Grants and Contracts
TERI receives grants from federal, state and private sources and membership fees from colleges and universities. Grants are recognized as revenue when earned. This revenue is used to provide information to students and their families about financial aid for post-high school education and career opportunities. As a recipient of federal and state funds, TERI is subject to certain federal and state regulations. Management believes it is in compliance with all such regulations.

Grant receipts which are held for the support of future operations are included in deferred revenue - other on the consolidated statements of financial position and totaled $895,661 and $1,294,577 at June 30, 2005 and 2004, respectively.

Loan Loss Reserve
TERI provides a reserve against loss exposure, including an estimate of probable future losses which have not yet been incurred, on loans it guarantees using several assumptions based on actuarial studies, historical experience of other similar portfolios of student loans, and management's assessment of the creditworthiness of different types of loans. The assumptions used in determining the reserve against probable loss exposure include estimated loan recovery levels consistent with historical performance, but which have not yet been achieved with respect to more recently defaulted loan cohorts, and in certain cases, an estimate of future guarantee fees to be received. Accordingly, the evaluation of the provision for loan loss reserves is inherently subjective as it requires material estimates that may be susceptible to significant changes.

TERI's guarantee agreements require lenders to follow certain credit origination policies and due diligence guidelines for a loan to be eligible for claim payment. TERI may refuse to pay a default claim if these requirements have not been met. When a borrower defaults and a default claim is paid, TERI assumes the position of the lender and has full rights and recourse against all borrowers on the note.

Guarantee Fees
TERI's principal source of revenue is guarantee fees. TERI receives a guarantee fee on each loan guaranteed based upon its guarantee agreements with lenders. TERI’s guarantee fees are received at various times. Depending on the loan program and lender agreements, fees may be received at disbursement, when a loan is securitized by FMC, in installments over the life of the loan, and/or when a loan enters repayment. Guarantee fees which are received in installments over the life of the loan are recognized as revenue when they become due. Prior to becoming due, the present value of the estimated future payments is incorporated into TERI’s estimate of probable future losses and hence its loan loss reserve. All other guarantee fees are fixed and determinable, therefore the entire amount of guarantee fees less .50% of the principal balance guaranteed, are recognized as revenue at the time of guarantee. TERI defers recognition of .50% of the principal balance guaranteed to cover ongoing direct costs. This fee is amortized into revenue using the sum-of-years digits method over an average loan period of ten years.

Income Taxes
TERI and TFSI have been determined by the Internal Revenue Service ("IRS") to be an organization described in Internal Revenue Code ("IRC") Section 501(c)(3) and, therefore, exempt from taxation.

Use of Estimates
The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the revenue and expenses reported for the period. Actual results could differ from these estimates.

Management makes significant estimates and assumptions regarding the collection of accounts and student loans receivable and the required level of the loan loss reserves at the date of the consolidated statements of financial position. These estimates and assumptions are based upon historical and current experience and expectations of future performance on the part of TERI, the economy, actuarial studies performed by outside parties, and other factors. It is possible that the actual collection of accounts and student loans receivable or payment of defaults will differ from these estimates.

Fair Value of Financial Instruments
The estimated fair values of TERI's financial instruments have been determined, where practicable, by using appropriate valuation methodologies. Due to their short-term nature, cash equivalents are carried at cost. Marketable securities are reported at quoted market prices provided by third party sources. Receivables for guarantee fees and residual interest are recorded at their estimated net realizable value. Student loans receivables are recorded at their current outstanding principal balance, while receivables recoverable on claims payments are based on management's estimate of amounts recoverable.

Reclassification
Certain prior year amounts have been reclassified to conform to the current year presentation.

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2005 and 2004

3.	Marketable Securities

Marketable securities consisted of the following:

* Cost represents original cost for interest bearing investments and par value less unamortized discounts for non-interest bearing investments.

Realized losses of $211,852 and $507,529 for the years ended June 30, 2005 and 2004, respectively, are included in investment income on the statements of activities.

4.	Residual Interest in Securitized Portfolios

Under the terms of the Master Loan Guarantee Agreement (MLGA), TERI is a 25% beneficial owner of the residual value of TERI guaranteed loans held in Trusts created by FMC. In October 2004, TERI amended the MLGA to receive increased administrative fees from the Trusts created in fiscal year 2005, correspondingly TERI’s residual interest was reduced to 20% of the residual value of TERI guaranteed loans in those Trusts.

Quoted market prices are not available for TERI's residual interests, as described in Note 2, therefore TERI estimates fair value, based on the present value of future expected cash flows estimated using management's best estimates of the key assumptions including default rates, recovery rates, prepayment rates, discount rates and expected credit losses commensurate with the risks involved.

The following table summarizes key economic assumptions used in measuring the fair value of the residual interests as of June 30, 2005 and 2004.

(1)  The default rate is a percentage of original balance.
(2)  All loans in which TERI retains a residual interest are guaranteed by TERI; therefore the trusts are not expected to experience credit losses. TERI’s loan loss reserves include consideration of probable losses associated with these loans.

The estimates of the default rates, recovery rates and prepayment rates affect the weighted average life of the securitized loans and therefore affect the valuation of the residual interest. Prepayments and defaults shorten the average life of the loans, and if all other factors remain equal, will reduce the value of the residual interest asset. TERI uses historical statistics on borrower defaults, borrower recoveries and prepayments to estimate these amounts. The discount rate is determined by management after a review of discount rates used by various student loan securitizers, including FMC.

The following table shows the estimated change in residual receivables based on changes in the key economic assumptions described above.

Residual Sensitivity Analysis				
	Receivable Balance (dollars in thousands)				
% Change in Assumptions	Down 20%	Down 10%	As Projected	Up 10%	Up 20%
Prepayment Rate					
NCT Trusts	$ 312	$ 305	$ 299	$ 293	$ 287
NCSLT 2005-2	$ 7,504	$ 7,115	$ 6,744	$ 6,390	$ 6,052
NCSLT 2005-1	$ 9,226	$ 8,680	$ 8,160	$ 7,664	$ 7,192
NCSLT 2004-2	$ 16,162	$ 15,454	$ 14,778	$ 14,133	$ 13,518
NCSLT 2004-1	$ 11,007	$ 10,396	$ 9,813	$ 9,257	$ 8,725
NCSLT 2003-1	$ 12,789	$ 12,257	$ 11,749	$ 11,265	$ 10,802
NCMSLT	$ 17,968	$ 17,265	$ 16,595	$ 15,955	$ 15,347
Total	$ 74,968	$ 71,472	$ 68,138	$ 64,957	$ 61,923
% Change in Receivable Balance	10.02%	4.89%	0.00%	-4.67%	-9.12%
Default Rate					
NCT Trusts	$ 275	$ 288	$ 299	$ 310	$ 305
NCSLT 2005-2	$ 6,845	$ 6,795	$ 6,744	$ 6,693	$ 6,635
NCSLT 2005-1	$ 8,305	$ 8,233	$ 8,160	$ 8,087	$ 7,976
NCSLT 2004-2	$ 14,978	$ 14,878	$ 14,778	$ 14,678	$ 14,461
NCSLT 2004-1	$ 9,979	$ 9,896	$ 9,813	$ 9,731	$ 9,643
NCSLT 2003-1	$ 11,894	$ 11,822	$ 11,749	$ 11,650	$ 11,396
NCMSLT	$ 16,819	$ 16,742	$ 16,595	$ 16,199	$ 15,711
Total	$ 69,095	$ 68,654	$ 68,138	$ 67,348	$ 66,127
% Change in Receivable Balance	1.40%	0.76%	0.00%	-1.16%	-2.95%
Recovery Rate					
NCT Trusts	$ 254	$ 276	$ 299	$ 322	$ 326
NCSLT 2005-2	$ 6,743	$ 6,743	$ 6,744	$ 6,745	$ 6,745
NCSLT 2005-1	$ 8,158	$ 8,159	$ 8,160	$ 8,161	$ 8,162
NCSLT 2004-2	$ 14,775	$ 14,777	$ 14,778	$ 14,779	$ 14,780
NCSLT 2004-1	$ 9,810	$ 9,812	$ 9,813	$ 9,815	$ 9,817
NCSLT 2003-1	$ 11,749	$ 11,749	$ 11,749	$ 11,749	$ 11,749
NCMSLT	$ 16,343	$ 16,507	$ 16,595	$ 16,636	$ 16,661
Total	$ 67,832	$ 68,023	$ 68,138	$ 68,207	$ 68,240
% Change in Receivable Balance	-0.45%	-0.17%	0.00%	0.10%	0.15%
Discount Rate					
NCT Trusts	$ 402	$ 346	$ 299	$ 256	$ 223
NCSLT 2005-2	$ 8,321	$ 7,485	$ 6,744	$ 6,085	$ 5,499
NCSLT 2005-1	$ 10,145	$ 9,091	$ 8,160	$ 7,335	$ 6,603
NCSLT 2004-2	$ 17,830	$ 16,217	$ 14,778	$ 13,490	$ 12,336
NCSLT 2004-1	$ 11,951	$ 10,821	$ 9,813	$ 8,913	$ 8,106
NCSLT 2003-1	$ 13,916	$ 12,776	$ 11,749	$ 10,822	$ 9,983
NCMSLT	$ 19,564	$ 18,001	$ 16,595	$ 15,326	$ 14,178
Total	$ 82,129	$ 74,737	$ 68,138	$ 62,227	$ 56,928
% Change in Receivable Balance	20.53%	9.68%	0.00%	-8.68%	-16.45%
Forward LIBOR rate	Down 2%	Down 1%	As Projected	Up 1%	Up 2%
NCT Trusts	$ 272	$ 283	$ 299	$ 313	$ 322
NCSLT 2005-2	$ 6,074	$ 6,409	$ 6,744	$ 7,079	$ 7,413
NCSLT 2005-1	$ 7,412	$ 7,791	$ 8,160	$ 8,516	$ 8,856
NCSLT 2004-2	$ 13,264	$ 14,017	$ 14,778	$ 15,549	$ 16,328
NCSLT 2004-1	$ 9,013	$ 9,417	$ 9,813	$ 10,201	$ 10,580
NCSLT 2003-1	$ 10,975	$ 11,363	$ 11,749	$ 12,133	$ 12,513
NCMSLT	$ 15,631	$ 16,118	$ 16,595	$ 17,060	$ 17,511
Total	$ 62,641	$ 65,398	$ 68,138	$ 70,851	$ 73,523
% Change in Receivable Balance	-8.07%	-4.02%	0.00%	3.98%	7.90%

These sensitivities are hypothetical and should be used with caution. The effect of each change in assumption must be calculated independently, holding all other assumptions constant. Because the key assumptions may not in fact be independent, the net effect of simultaneous adverse changes in key assumptions may differ from the sum of the individual effects above.
The following table provides a summary of the changes in the fair value of the residual interest in securitized portfolios for the years ending June 30, 2005 and 2004.

5.	Notes Receivable

In fiscal year 2001, FMC purchased certain assets of TERI (Note 1). FMC's payment of the purchase price to TERI included two promissory notes with a combined value of $7.9 million. The two promissory notes amortize over ten years and bear interest at 6% per annum.

Principal amounts due from notes receivable for the fiscal years ended June 30 are as follows:

6.	Deferred Guarantee Fees

Deferred guarantee fees to cover ongoing costs will be recognized as income for the fiscal years ended June 30 as follows:

7.	Guarantee Agreements with Lending Institutions

As part of certain guarantee agreements with lending institutions, TERI has agreed to maintain amounts available, calculated as a percentage of the amount of unpaid principal on outstanding loans which is either at least 2% in cash and equivalents and marketable securities, or 3.0% in total TERI amounts available. Total TERI amounts available is generally defined in the lender guarantee agreements to be equal to the sum of deferred guarantee fees, loan loss reserves, board-designated unrestricted net assets and undesignated net assets.

At June 30, 2005 and 2004, the balance of loans outstanding guaranteed directly by TERI (excluding the loans guaranteed indirectly by TERI of approximately $42 and $58 million at June 30, 2005 and 2004, respectively, see Note 9) amounted to approximately $7.1 and $4.8 billion, respectively. At June 30, 2005, TERI was required, under certain guarantee agreement, to have no less than approximately $142 million in cash and equivalents and marketable securities and $213 million in total TERI amounts available as security for TERI's performance as guarantor. At June 30, 2004, TERI was required to have no less than approximately $97 million in cash and equivalents and marketable securities and $145 million in total TERI amounts available as security for TERI's performance as guarantor. TERI was in compliance with each of these requirements as of June 30, 2005 and 2004, respectively.

At June 30, 2005 and 2004, total amounts available for guaranty commitments were as follows (1):

(1)	Total amounts available for guaranty commitments do not necessarily represent liquid assets held by TERI.

8.	Agreement with Nellie Mae, Inc.

In December 1991 and July 1992, TERI entered into guarantee agreements with Nellie Mae, Inc. in connection with TERI guaranteed student loans. As part of these agreements, TERI transferred funds to Nellie Mae, Inc. to be held in separate reserve accounts. In July 1998, this agreement was transferred to the Nellie Mae Foundation (NMF) in connection with Sallie Mae’s purchase of Nellie Mae. The funds held in the reserves are to be used to reimburse NMF for principal and accrued interest of defaulted loans. Any balance remaining in the reserves after all of the student loans have been repaid, and after repayment of the indebtedness incurred by NMF, will be distributed in equal shares to TERI and NMF.

TERI has guaranteed to NMF the payment of principal and accrued interest applicable to those loans that default, to the extent such amounts exceed the reserves, and a NMF contribution of 1% of the original principal amount of loans guaranteed under these agreements. Custodial reserve balances representing amounts remaining from NMF’s 1% contribution were $447,537 and $306,431 at June 30, 2005 and 2004, respectively.

TERI is to maintain reserves similar to that described in Notes 7 and 9 of at least 1/2 to 1% of the aggregate outstanding and unpaid principal balance of the specified loans (approximately $36 and $51 million of loans were outstanding at June 30, 2005 and 2004, respectively). TERI was in compliance with this requirement as of June 30, 2005 and 2004, respectively.

9.	Loan Loss Reserves

At June 30, 2005 and 2004, TERI in its capacity as a guarantor has guaranteed, either directly or indirectly (Notes 7 and 8), the payment to its contracting lenders of approximately $7.2 and $4.9 billion, respectively, in outstanding principal value of student loans. In the event of default by the borrower, TERI is generally required to reimburse the lender for the outstanding principal and interest on the related loan.

The following table summarizes activity in the loan loss reserve account for fiscal years 2005 and 2004.

10.	Bonds Payable

On May 25, 1999, TFSI issued $61,360,000 of taxable student loan revenue bonds - Select Auction Variable Rate Securities ("SAVRS"). The net proceeds of the bonds were used to close out a repurchase agreement and to pay down a revolving line of credit.

The Senior Series 1999A bonds and the Subordinate Series 1999B bonds (collectively, the "Bonds") bear interest rates determined on the basis of orders placed in an auction conducted on the 18th day of each month. In November 2003, the Senior Series 1999A bonds were paid in full. At June 30, 2005, the interest rate for the Subordinate Series 1999B bonds was 3.9%. At June 30, 2004, the interest rate for the Subordinate Series 1999B bonds was 1.50%.

Principal and interest payments on the Bonds are to be paid exclusively from revenues and recoveries of principal on student loans held by TFSI. The student loans are guaranteed by TERI. The Bonds are not guaranteed by TERI.

Principal payments are to be made on bond payment dates to the extent funds are available for such purpose in accordance with the indenture. The Bonds, which are subject to optional redemption prior to their maturity, have a final maturity date of November 18, 2030.

Total interest paid on the Bonds payable was $312,557 and $217,643 for the years ended June 30, 2005 and 2004, respectively.

11.	Retirement Plans

Pension Plan
TERI has a defined benefit pension plan funded through group annuities which covers substantially all employees. Plan costs are charged to expense and funded annually. Net periodic pension cost included the following components for fiscal years ended June 30, 2005 and 2004:

TERI’s current pension plan investment policy is to seek conservative growth in assets by investing in a blend of equities and fixed income instruments through participation in large well- diversified funds. Preservation of capital and earning income to reduce corporate contributions are the main objectives of this strategy. TERI’s current target allocation of pension fund assets is 50-75% in fixed income funds and 25-50% in equity funds. TERI reviews fund performance and may change the allocation between funds at managements’ discretion. The use of individual equities and individual debt instruments has not been authorized by the Pension Plan.

TERI considered the historical returns and the future expectations for returns for each asset class to determine its long-term rate of return assumption. TERI currently assumes an 8.50% long-term rate of return on plan assets. For the twelve months ended June 30, 2005 the return on the “balanced fund” which invests in both equity and fixed income instruments, was 6.73% while the fixed income fund earned 6.55% for the twelve months ended December 31, 2004.

TERI’s weighted-average asset allocations at June 30, 2005 and 2004, by asset category, are as follows:

Assumptions used in determining the actuarial present value of the projected benefit obligation as of June 30, 2005 and 2004 were as follows:

Assumptions used in determining the net periodic benefit cost for fiscal years ended June 30, 2005 and 2004 were as follows:

At June 30, 2005 and 2004, the plan's funded status and pension liabilities were as follows:

The annual change in cumulative reduction of net assets is recognized as part of compensation and employee fringe benefits on the statement of activities and totaled $711,442 and ($278,194) for the years ended June 30, 2005 and 2004, respectively.

TERI does not expect to contribute any funds to the Pension Plan in the fiscal year ending June 30, 2006. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid for the fiscal years ended June 30 as follows:

Defined Contribution Plan

TERI also has a defined contribution plan which is funded through group annuities and covers substantially all employees. The expense relating to the defined contribution plan was $63,115 and $42,660 for the fiscal years ended June 30, 2005 and 2004, respectively.

12.	Functional Expense Classification

TERI's expenditures on a functional basis for the years ended June 30, 2005 and 2004 are shown below:

13.	Related Parties

During fiscal years 2005 and 2004, TERI's Board of Directors included one member who was on the Board of Directors of FMER. FMER is a subsidiary of FMC and provides administrative services to support TERI operations. For fiscal years 2005 and 2004, TERI paid $78,200,000 and $35,099,585, respectively, to FMER for services rendered under the Master Servicing Agreement (Note 1). Under the terms of the Master Loan Guarantee Agreement (MLGA), TERI is a 25% beneficial owner of the residual value to TERI guaranteed loans held in Trusts created by FMC. In October 2004, TERI amended the MLGA to receive increased administrative fees from the Trusts created in fiscal year 2005, correspondingly TERI’s residual interest was reduced to 20% of the residual of TERI guaranteed loans in those Trusts. Residual interest in securitized portfolios from these trusts accounted for 13.49% and 12.97% of TERI’s total revenue for the years ended June 30, 2005 and 2004, respectively (Note 4).

During fiscal years 2005 and 2004, TERI subleased office space from FMER. Payments made to FMER totaled $443,193 and $113,130 for the years ended June 30, 2005 and 2004, respectively.

The Education Resources Institute, Inc. and Subsidiary
Supplemental Consolidating Statement of Financial Position
Year Ended June 30, 2005

The Education Resources Institute, Inc. and Subsidiary
Supplemental Consolidating Statement of Activities and Changes in Net Assets
Year Ended June 30, 2005

The Education Resources Institute, Inc. and Subsidiary
Consolidated Financial Statements
March 31, 2006 and 2005

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Financial Position (Unaudited)
March 31, 2006 and 2005

	2006	2005
Assets
Cash and equivalents	$24,762,924	$20,762,779
Restricted cash and equivalents	84,913,675	34,560,529
Marketable Securities	296,796,334	230,744,226
Receivables
Guarantee fees	22,342,419	21,400,966
Accrued interest	2,522,421	1,453,062
Other	2,442,842	2,889,283
Total receivables	27,307,682	25,743,311
Notes receivable	4,729,781	5,474,059
Other assets, net	486,605	691,249
Student loans
Student loans receivable	7,686,426	11,325,527
Receivables recoverable on claim payments	52,970,854	39,111,405
Total student loans	60,657,280	50,436,932
Residual interest in securitized portfolios	91,918,100	59,742,373
Total assets	$591,572,381	$428,155,458

Liabilities and Net Assets
Accounts payable and accrued expenses	$1,256,815	$1,143,177
Due to First Marblehead Education Resources	8,896,700	8,353,149
Accrued pension liability	1,033,930	148,694
Deferred revenue - other	1,142,544	924,010
Deferred guarantee fees	34,602,311	23,985,137
Loan loss reserves	335,863,310	242,614,348
Bonds payable	6,810,000	10,340,000
Total liabilities	389,605,610	287,508,515

Net assets
Unrestricted
Undesignated	186,673,543	125,353,715
Board-designated	13,293,228	13,293,228
Permanently restricted	2,000,000	2,000,000
Total net assets	201,966,771	140,646,943
Total liabilities and net assets	$591,572,381	$428,155,458

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Activities and Changes in Net Assets (Unaudited)
For the Nine Months Ended March 31, 2006 and 2005

	2006	2005

Revenue
Guarantee fees	$194,016,019	$151,891,282
Residual interest in securitized portfolios	23,959,310	26,260,947
Investment income	11,669,757	5,010,525
Unrealized (loss) gain on investments in marketable securities	(1,992,435)	(1,229,076)
Grants and contracts	1,655,271	2,057,275
Origination fees	16,824,150	16,068,647
HEIC membership fees	73,182	125,543
Interest income on student loans	515,807	573,327
Interest income - FMC - notes receivable	226,991	259,661
Contractual income - FMC	560,646	560,646
Total revenue	247,508,698	201,578,777
Expenses
Compensation and employee fringe benefits	2,930,666	2,022,656
Office expenses	427,336	459,405
Rent	407,205	345,645
Professional fees (FMER)	77,778,536	54,547,054
Professional fees (other)	2,635,315	2,436,214
Loan servicing fees	96,244	120,291
Collection costs	3,780,611	3,078,376
Printing and promotion	61,553	89,760
Loan loss provision	103,282,559	79,546,177
Depreciation and amortization	130,871	162,868
Grants	58,475	40,946
Interest expense	258,419	219,873
Other expenses	440,170	436,002
Total expenses	192,287,960	143,505,267
Increase in net assets	55,220,736	58,073,510
Net assets, beginning of year	146,746,035	82,573,437
Net assets, end of period	$201,966,771	$140,646,947

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Cash Flows (Unaudited)
For the Nine Months Ended March 31, 2006 and 2005

	2006	2005

Cash flows from operating activities
Increase in net assets	$55,220,736	$58,073,510
Adjustments to reconcile increase in net assets to net cash
provided by operating activities
Depreciation and amortization	130,871	162,868
Provision for loan loss reserve	103,282,559	79,546,291
Amortization of net discount on securities	(1,732,969)	(353,022)
Unrealized loss (gain) on investments in marketable securities	1,992,435	1,229,076
Change in
Restricted cash and equivalents	(32,499,673)	13,455,543
Receivables	(1,315,652)	(5,684,252)
Student loans	(7,709,954)	(3,389,576)
Residual interest in securitized portfolios	(23,779,751)	(25,776,987)
Other assets, net	82,868	76,050
Default claims paid	(56,806,637)	(36,236,980)
Default claims recoveries (net of adjustments)	35,247,566	27,074,568
Accounts payable and accrued expenses	(81,289)	2,209,621
Deferred revenue - other	246,883	(370,567)
Deferred guarantee fees	9,276,008	8,100,400
Total adjustments	26,333,265	60,043,033
Net cash provided by operating activities	81,554,001	118,116,543
Cash flows from investing activities
Purchases of property and equipment	(17,590)	(7,899)
Investments in marketable securities	(568,896,126)	(142,766,286)
Proceeds from the sale and maturities of investments in
marketable securities	497,903,800	37,017,790
Proceeds from notes receivable	562,364	587,094
Net cash used in investing activities	(70,447,552)	(105,169,301)
Cash flows from financing activities
Principal payments on bonds payable	(2,600,000)	(2,380,000)
Net cash used in financing activities	(2,600,000)	(2,380,000)
Increase in cash and equivalents	8,506,449	10,567,242
Cash and equivalents, beginning of year	16,256,475	10,195,537
Cash and equivalents, end of period	$24,762,924	$20,762,779
Supplemental disclosure
Cash paid for interest	$259,064	$213,887